Exhibit 99.1

GENERAL NOTES TO DECEMBER 2009
MONTHLY OPERATING REPORT

General:

The report includes all activity for all Debtors in these jointly administered cases.

Notes to MOR's

These schedules and statements contain financial information that has been taken from the books and records of the Debtors. The amounts reflected in these financial statements are unaudited. These financial statements are prepared on a consolidated basis.

FORM MOR

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	December 2009

		Federal Tax I.D. #	13-3492802

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 20 days after the end of the month and submit a copy of the report to any official committee appointed in the case.
(Reports for Rochester and Buffalo Divisions of Western District of New York are due 15 days after the end of the month, as are the reports for Southern District of New York.)

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Y
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CONT)	N	1
Copies of bank statements		N	1
Cash disbursements journals		N	1
Statement of Operations	MOR-2	Y
Balance Sheet	MOR-3	Y
Status of Post-petition Taxes	MOR-4	N		Y
Copies of IRS Form 6123 or payment receipt		N	1
Copies of tax returns filed during reporting period		N	1
Summary of Unpaid Post-petition Debts	MOR-4	Y
Listing of Aged Accounts Payable		Y	2
Accounts Receivable Reconciliation and Aging	MOR-5	N	3
Taxes Reconciliation and Aging	MOR-5	N	4
Payments to Insiders and Professionals	MOR-6	Y
Post Petition Status of Secured Notes, Leases Payable	MOR-6	Y
Debtor Questionnaire	MOR-7	Y

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor /s/ Bruce E. Zurlnick	Date: January 29, 2010

Signature of Authorized Individual* /s/ Bruce E. Zurlnick	Date: January 29, 2010

Printed Name of Authorized Individual Bruce E. Zurlnick	Date: January 29, 2010

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

1 - Due to their voluminous nature, these documents are not attached but are available from the Debtors upon request.
2 - The Debtor does not have the ability to age the Accounts Payble data and therefore just the total amount due to each creditor is included.
3 - Accounts Receivable is primarily comprised of amounts due from leased department host stores and credit card issuers. All monies are typically collected within 21 days (except for a $1.3 million receivable from Gottschalk's for which we have set up an uncollectible reserve of 90%, as Gottschalk's filed for bankruptcy protection in January 2009).

4 - Not applicable.

FORM MOR

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	December 2009

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be from the debtor’s books and not the bank statement.   The beginning cash should be the ending cash from the prior month or, if this is the first report,  the amount should be the balance on the date the petition was filed.  The amounts reported in the "CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.  Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account.  [See MOR-1CONTINUED]

ACCOUNT	FISCAL December 2009 Nov 29th thru Jan 2nd 2010	CUMULATIVE FILING TO DATE ACTUAL (TOTAL OF ALL ACCOUNTS)
CASH BEGINNING OF MONTH	78,817,000	5,158,000
RECEIPTS
CASH SALES	28,490,000	130,644,000
PROCEEDS FROM GORDON BROTHERS FOR LIQUIDATION GUARANTEE	0	99,709,000
TOTAL RECEIPTS	28,490,000	230,353,000
DISBURSEMENTS
MERCHANDISE	91,000	2,387,000
PAYROLL AND PAYROLL TAXES	5,111,000	23,264,000
RENT & OTHER OCCUPANCY	3,229,000	16,307,000
SALES & OTHER TAXES	4,497,000	12,943,000
SELLING, GENERAL & ADMINISTRATIVE	2,931,000	15,131,000
REVOLVER & BOND INTEREST	0	1,914,000
RESTRUCTURING PROFESSIONAL FEES INCLUDING LIQUIDATOR FEES, NET OF COMPANY'S SHARE OF AUGMENT GROSS MARGIN	(1,436,000)	4,273,000
LOAN REPAYMENTS TO GE & 2nd LIEN NOTE REPAYMENT	0	62,957,000
FUND LC COLLATERAL	0	3,451,000
TOTAL DISBURSEMENTS	14,423,000	142,627,000

NET CASH FLOW	14,067,000	87,726,000
(RECEIPTS LESS DISBURSEMENTS)

CASH – END OF MONTH (2)	92,884,000	92,884,000

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS	FISCAL December 2009 Nov 29th thru Jan 2nd 2010	CUMULATIVE FILING TO DATE ACTUAL (TOTAL OF ALL ACCOUNTS)
LESS: TRANSFERS TO OTHER DEBTOR IN POSSESSION ACCOUNTS	14,423,000	142,627,000
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0	0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	14,423,000	142,627,000

1 - We track cash receipts and disbursements on a consolidated basis and not by individual bank accounts.
2 - Excludes add back of A/P Overdraft (GAAP adjustment) and credit card receivables.

  FORM MOR-1

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	December 2009

	Cash Disbursements
	DEBTOR	CASE NO.	FISCAL December 2009 Nov 29th thru Jan 2nd 2010	CUMULATIVE FILING TO DATE ACTUAL

Finlay Enterprises, Inc.		09-14873	0	0
Finlay Fine Jewelry Corporation		09-14874	10,259,000	125,407,000
Finlay Jewelry, Inc.		09-14875	0	0
EFinlay, Inc.		09-14876	0	0
Finlay Merchandising & Buying, LLC		09-14877	63,000	553,000
Carlyle & Co. Jewelers LLC		09-14878	3,843,000	14,954,000
Park Promenade, LLC		09-14879	0	0
L. Congress, Inc.		09-14880	258,000	1,713,000

Total			14,423,000	142,627,000

  FORM MOR-1

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	December 2009

STATEMENT OF OPERATIONS (Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Fiscal December 2009 Nov 29th thru Jan 2nd	CUMULATIVE FILING TO DATE
REVENUE
Merchandise sales	121,998,000	272,832,000
Repair sales	537,000	3,763,000
Accomodation sales	0	17,000
Total Revenue	122,535,000	276,612,000
COST OF GOODS SOLD
Cost of Goods Sold	113,614,000	228,471,000
Gross profit before non recurring items	8,921,000	48,141,000
Non Recurring item: Adjustment to inventory valuation based on estimated net realizable value (1)	(24,826,000)	6,000,000
Gross Profit	33,747,000	42,141,000
OPERATING EXPENSES
Net advertising expense	1,280,000	5,091,000
Rent & Other Occupancy	6,798,000	19,209,000
Payroll, payroll taxes and employee benefits	7,598,000	24,186,000
Insurance	83,000	695,000
Other general operating expenses (See below)	3,496,000	33,639,000
Other - including administrative cost centers (See below)	2,061,000	15,017,000
Total Operating Expenses Before Depreciation	21,316,000	76,521,000
Depreciation/Depletion/Amortization	31,000	717,000
Net Profit (Loss) Before Other Income & Expenses	12,400,000	(56,413,000)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	0	0
Interest Expense	31,000	10,812,000
Other Expense (attach schedule)	19,200,000	19,200,000
Net Profit (Loss) Before Reorganization Items	(6,831,000)	(86,425,000)
REORGANIZATION ITEMS		0
Professional Fees & Other reoganization expense (See below)	566,000	6,083,000
U. S. Trustee Quarterly Fees	25,000	101,500
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)		0
Gain (Loss) from Sale of Equipment		0
		0
Total Reorganization Expenses	591,000	6,750,500
Provision (Credit) for Income Taxes (2)	(7,449,419)	(8,132,419)
Net Profit (Loss)	27,419	(85,043,081)

(1) Current month credit represents reversal of prior months accrual associated with the liquidation of inventory in the month of December
(2) Reflects federal income tax receivable resulting from carry back of loss for October 2009 tax year.

  FORM MOR-2

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	December 2009

BREAKDOWN OF “OTHER” CATEGORY
	Fiscal December 2009 Nov 29th thru Jan 2nd	CUMULATIVE -FILING TO DATE
OTHER GENERAL OPERATIONAL EXPENSES
BOXES/DISPLAYS	147,000	263,000
EVENTS/SUPPLIES	173,000	341,000
TRAVEL	357,000	902,000
MISCELLANEOUS INCLUDING GORDON BROTHERS CONSULTANT TIME AND EXPENSE	(145,000)	1,089,605
TRADENAMES, CUSTOMER LISTS & OTHER WRITE OFFS	0	24,339,549
TELECOMMUNICATION CHARGES	83,000	470,000
CREDIT CARD FEES	2,881,000	6,234,000

TOTAL OTHER OPERATIONAL EXPENSES	3,496,000	33,639,154

OTHER INCLUDING ADMINISTRATIVE COSTS CENTERS
PAYROLL	1,334,000	6,849,000
PAYROLL TAXES	48,000	285,000
EMPLOYEE BENEFITS	69,000	400,000
VEBA TRUST - BENEFITS	0	1,500,000
RENT PREMISES	249,000	(21,000)
RENT EQUIPMENT	18,000	247,000
REPAIR & MAINTENANCE	7,000	155,000
UTILITIES	41,000	216,000
OTHER MISCELLANEOUS	295,000	5,386,000

OTHER ADMINISTRATIVE EXPENSES	2,061,000	15,017,000

PROFESSIONAL FEES & OTHER REORG. EXPENSE
WEIL, GOTSHAL & MANGES	127,600	1,450,200
ALVAREZ & MARSAL	60,900	1,138,800
ASSET DISPOSITION ASSOC.	117,900	1,261,900
GECC	29,600	375,100
PROSKAUER & ROSE	0	11,000
GORDON BROTHERS	0	0
EPIQ BANKRUPTCY SOLUTIONS	55,200	641,700
HSBC BANK	7,500	28,400
PRYOR CASHMAN	(7,000)	233,400
MOSES & SINGER	72,300	805,200
SONNENSCHEIN, NATH & ROSENTHAL	67,600	133,200
TOGUT SEGAL	0	12,500
WILMINGTON TRUST COMPANY	0	14,900
CONSENSUS	34,400	474,300
OTHER	0	68,400

TOTAL PROFESSIONAL FEES & OTHER REORG. EXPENSE	566,000	6,649,000

OTHER INCOME	N/A	N/A

OTHER EXPENSES (1)	19,200,000	19,200,000

(1) Estimated liquidator fees & sharing of proceeds, including reconciliation of deferred revenue balance.

  FORM MOR-2

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	December 2009

BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from post-petition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH (Jan 2, 2010)	BOOK VALUE ON PETITION DATE OR SCHEDULED (August 5, 2009)
CURRENT ASSETS
Unrestricted cash and equivalents (including A/P overdraft and credit card receivables)	107,808,783	5,352,405
Cash Collaterlized Accounts	6,765,966	6,841,822
Accounts receivable (Net)	4,444,683	14,963,712
Income tax receivable (1)	7,449,419	0
Other receivables (2)	17,631,702	1,028,900
Merchandise inventories (3)	3,157,096	202,530,200
Prepaid expenses and other	2,117,275	1,950,201
Other Current Assets (attach schedule)	0	0
TOTAL CURRENT ASSETS	149,374,924	232,667,240
PROPERTY & EQUIPMENT
Land and building	4,720,234	9,420,470
Fixtures	3,189,771	17,794,766
Displays	78,137	2,508,324
Computers, equipment & other	959,973	5,257,757
Construction in Progress	0	2,893,959
Leasehold Improvements	11,593	4,162,237
Vehicles	16,520	16,520
Less: Accumulated Depreciation	(4,885,517)	(9,670,437)
TOTAL PROPERTY & EQUIPMENT (3)	4,090,711	32,383,596
OTHER ASSETS
Amounts due from Insiders*	0	0
Professional Retainers	1,086,104	751,863
Other Assets (attach schedule)	7,219,006	21,505,623
TOTAL OTHER ASSETS	8,305,110	22,257,486
TOTAL ASSETS	161,770,745	287,308,322

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH (Jan 2, 2010)	BOOK VALUE ON PETITION DATE OR SCHEDULED (August 5, 2009)
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable - Post petition	630,570	0
Wages Payable & Compensated Absences	9,630,500	0
Accrued Professional Fees & restructuring costs	1,496,219	0
Taxes Payable	9,982,211	0
Amounts Due to Insiders*	0	0
Deferred Revenue - Liquidator Guarantee Advance	11,566,360	0
Other Post-petition Liabilities (attach schedule)	6,671,069	0
TOTAL POST-PETITION LIABILITIES	39,976,929	0
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt -Revolver, 2nd & 3rd lien notes	194,146,707	255,832,879
Priority Debt	1,407,789	427,200
Unsecured Debt - Senior notes	42,895,031	42,847,826
Accounts Payable - Pre petition	9,915,245	8,176,582
Other Pre-petition Liabilities (attach schedule)	12,751,613	34,457,064
TOTAL PRE-PETITION LIABILITIES	261,116,385	341,741,551
TOTAL LIABILITIES	301,093,314	341,741,551
OWNERS' EQUITY
Capital Stock	117,054	117,054
Additional Paid-In Capital	96,716,915	96,716,915
Retained Earnings - Pre-Petition	(123,248,418)	(123,248,418)
Retained Earnings - Post-petition	(85,042,879)	0
Treasury Stock	(27,865,241)	(28,018,780)
Adjustments to Owner Equity (attach schedule)	0	0
NET OWNERS’ EQUITY	(139,322,569)	(54,433,229)
TOTAL LIABILITIES AND OWNERS' EQUITY	161,770,745	287,308,322
*"Insider" is defined in 11 U.S.C. Section 101(31).

1. Reflects federal income tax receivable resulting from carry back of loss for October 2009 tax year.
2. Includes approximately $14.9 million due from liquidator for gross margin and profit sharing and reimbursement of certain expenses.
3. These assets have been adjusted to our estimated net realizable values.

FORM MOR-3

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	December 2009

BALANCE SHEET - continuation section
ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH (Jan 2, 2010)	BOOK VALUE ON PETITION DATE OR SCHEDULED (August 5, 2009)

Other Assets
Deferred financing fees		8,895,950
Insurance deposit	340,000	340,000
Credit card deposit	5,073,281	3,000,000
Favorable leases	0	623,908
Customer lists	0	172,328
Trade names	0	6,669,592
Deposits- Other utilities	300,174	239,975
Other	0	120,800
Other (CSV Life - Carlyle)	1,505,551	1,443,070
Total Other Assets	7,219,006	21,505,623

LIABILITIES	BOOK VALUE AT END OF CURRENT REPORTING MONTH (Jan 2, 2010)	BOOK VALUE ON PETITION DATE OR SCHEDULED (August 5, 2009)
Other Post-petition Liabilities
General Insurance	582,452	0
Medical Insurance	271,171	0
Layaways & Gift Card	38,350	0
Credit Card Accrual	257,220	0
Percent Rent Accrual	3,551,226
Other Post-petition Liabilities	1,970,650
Other Post-petition Liabilities	6,671,069	0

LIABILITIES	BOOK VALUE AT END OF CURRENT REPORTING MONTH (Jan 2, 2010)	BOOK VALUE ON PETITION DATE OR SCHEDULED (August 5, 2009)
Other Pre-petition Liabilities
General Insurance	5,372,882	6,364,144
Medical Insurance	271,170	1,203,249
Layaways & Gift Card	89,484	1,418,612
Diamond Bond Liability	0	300,000
STL Rent and Rent related	0	4,194,864
Income Taxes	144,335	646,257
Accrued Credit Card		81,756
Returns Reserve		546,362
Severance & other payroll accrual	3,214,166	6,775,876
Compensated Absences accrual	973,209	1,390,067
Accured Liability - Split Payroll	0	1,632,890
Other Miscellaneous	100,386	3,033,698
Sundry Taxes Accrued	2,585,981	6,869,289
Other Pre-petition Liabilities	12,751,613	34,457,064

  FORM MOR-3

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	December 2009

SUMMARY OF UNPAID POST-PETITION DEBTS

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 91	Total
Accounts Payable	630,570
Wages Payable	9,630,500
Taxes Payable	9,982,211
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees	1,496,219
Amounts Due to Insiders
Other:	6,671,069
Other:
Total Post-petition Debts	28,410,569

  FORM MOR-4

In re: Finlay Enterprises, Inc.	Case No. 09-14873 through 14880

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

MONTHLY OPERATING REPORT – DECEMBER 2009

MOR-4 - Post Petition Taxes Certification

The undersigned verifies that, to the best of his knowledge, all undisputed post-petition tax obligations, including but not limited to payroll, sales, use, income, franchise and other taxes have been paid to the proper taxing authority when due.

/s/ Bruce E. Zurlnick	January 29, 2010
Bruce E. Zurlnick
Senior Vice President,
Treasurer and CFO

FORM MOR-4

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting period:	December 2009

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown on the Cash Receipts and Disbursements Report (MOR-1) list the amount paid to insiders (as defined in
Section 101(31) (A)-(F) of the U.S. Bankruptcy Code) and to professionals. For payments to insiders, identify the type of compensation paid
(e.g. Salary, Bonus, Commissions, Insurance, Housing Allowance, Travel, Car Allowance, Etc.). Attach additional sheets if necessary.

INSIDERS
NAME	TYPE OF PAYMENT	Fiscal Dec 2009	TOTAL PAID TO DATE
Arthur E. Reiner	Salary	0.00	125,625.00
Arthur E. Reiner	Vacation	0.00	40,586.53
Arthur E. Reiner	Director Fees	0.00	8,333.34
Arthur E. Reiner	Expense reimbursement	5,000.00	5,000.00
Bonni G. Davis	Salary	17,914.76	80,616.42
Bruce E. Zurlnick	Salary	26,934.04	121,203.18
Bruce E. Zurlnick	Expense reimbursement	0.00	892.88
David B. Cornstein	Director Fees	500.00	12,663.97
Deborah A. Higgins	Salary	0.00	20,869.79
Deborah A. Higgins	Consulting	8,000.00	28,000.00
Deborah A. Higgins	Vacation	0.00	7,767.36
Deborah A. Higgins	Expense reimbursement	0.00	366.16
Douglass J. Congress	Vacation	0.00	8,461.53
Douglass J. Congress	Expense reimbursement	0.00	334.95
James M. Giantonemico	Salary	21,744.18	97,848.81
James M. Giantonemico	Expense reimbursement	1,188.42	2,764.57
Joan M. Durkin	Salary	0.00	43,852.85
Joan M. Durkin	Vacation	0.00	2,536.05
Joan M. Durkin	Expense reimbursement	0.00	50.14
John P.Orr	Salary	16,166.96	72,751.32
John P.Orr	Expense reimbursement	400.00	498.00
Joseph M. Melvin	Expense reimbursement	0.00	416.67
Joyce Manning Magrini	Salary	0.00	63,822.83
Joyce Manning Magrini	Vacation	0.00	17,394.22
Joyce Manning Magrini	Expense reimbursement	0.00	291.25
Karin Knudsen	Salary	27,117.04	122,026.68
Karin Knudsen	Expense reimbursement	0.00	542.70
Leon Benzrihem	Salary	867.15	65,180.84
Leon Benzrihem	Vacation	11,000.00	11,000.00
Leon Benzrihem	Expense reimbursement	0.00	1,450.00
Louis Lipschitz	Director Fees	1,500.00	16,583.32
Norma L. Wilson	Salary	21,325.44	95,964.48
Norma L. Wilson	Expense reimbursement	2,848.96	7,247.73
Norman S. Matthews	Director Fees	500.00	26,287.64
Raymond J. Poulin	Salary	9,688.12	43,596.54
Richard G. Davenport	Salary	0.00	23,728.92
Richard G. Davenport	Vacation	0.00	2,056.15
Ronald E. Swanson	Salary	8,535.16	46,943.38
Ronnie S. Grabon	Salary	4,038.45	28,315.97
Scot M. Congress	Vacation	0.00	12,692.30
Scot M. Congress	Expense reimbursement	0.00	2,467.07
Stuart C. Mclean	Expense reimbursement	0.00	136.42
Sue C. Haire	Salary	7,158.00	39,369.00
Thomas G. Lozier	Salary	0.00	10,574.50
Thomas G. Lozier	Vacation	0.00	16,061.77
Thomas G. Lozier	Expense reimbursement	0.00	71.45
Thomas M. Murnane	Director Fees	1,000.00	14,623.65

TOTAL PAYMENTS TO INSIDERS		193,426.68	1,349,868.33

FORM MOR-6

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	December 2009

PROFESSIONALS DECEMBER 2009
PAYEE	PERIOD COVERED	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID*
Weil, Gotshal & Manges LLP				142,500	584,000	416,800
Alvarez & Marsal				124,300	820,600	137,600
Asset Disposition Advisors				161,900	566,400	380,400
Epiq Bankruptcy Solutions LLC				182,800	542,500	50,000
Consensus Advisors				71,100	315,100	159,300
Moses & Singer				221,800	553,600	251,600
Pryor Cashman				119,300	190,300	43,000
GECC				0	25,500	0
Sonnenschein				82,600	133,600	0
Wilmington Trust				0	15,000	0
HSBC				9,900	20,900	7,500
US Trustee Fees				0	51,000	50,000
Togut & Segal LLP				0	12,500	0
CRG Partners Group LLC				163,300	163,300	0
Other				0	68,400	0
TOTAL PAYMENTS TO PROFESSIONALS		0		1,279,500	4,062,700	1,496,200
* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED. REPRESENTS ESTIMATES FOR DECEMBER

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE
AND ADEQUATE PROTECTION PAYMENTS - DECEMBER 2009

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID DURING MONTH	TOTAL UNPAID POST-PETITION
Second Lien Note repayment	n/a	0	0

TOTAL PAYMENTS		0	0

FORM MOR-6

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	December 2009

DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X (1)
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X (2)
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?	X (2)
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

1 - Effective September 26, 2009, the debtors signed an agency agreement with Gordon Brothers Retail Partners, LLC to guarantee the sale proceeds of the liquidation of merchandise in certain of our store locations.

2 – The debtors obtained certain orders on or shortly after the commencement of these chapter 11 cases designed to minimize the disruption of business operations. Such orders gave the Debtors permission to pay certain prepetition amounts related to employee compensation programs, certain customer programs, sales and use taxing authorities, workers' compensation and other insurance programs and certain common carriers. During the period reported herein, the Debtors paid certain prepetition obligations under such orders.

FORM MOR-7